Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED  REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment") is made as of May 31, 2012 (the "Effective Date"), by and among ESSEX PORTFOLIO, L.P., a California limited partnership ("Borrower"), the lenders which are parties hereto (collectively, "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (in such capacity, "Administrative Agent") and L/C Issuer.

BACKGROUND

A.       Administrative Agent, Lenders, and Borrower entered into that certain Amended and Restated Revolving Credit Agreement, dated as of September 16, 2011 (the "Credit Agreement"), pursuant to which Lenders agreed to make revolving credit loans to Borrower in an aggregate outstanding amount of up to Four Hundred Twenty Five Million Dollars ($425,000,000) (the "Credit Line").

B.        Borrower has requested that Lenders and Administrative Agent modify the Credit Agreement to, among other things, (i) increase the Credit Line to the maximum principal amount of Five Hundred Million Dollars ($500,000,000) (the "Increased Commitment Amount"), (ii) to extend the Original Maturity Date, and (iii) to increase the Commitment of certain existing Lenders under the Credit Agreement (collectively, the "Existing Lenders" and each, an "Existing Lender") and to add additional Lenders under the Credit Agreement (collectively, the "Additional Lenders"). The Existing Lenders and the Additional Lenders are identified on Exhibit A attached hereto. Lenders and Administrative Agent are willing to make such modifications to the Credit Agreement and to modify certain other provisions of the Credit Agreement, all on the terms and subject to the conditions herein set forth.

NOW, THEREFORE,  the parties hereto, intending  to be legally  bound hereby, agree as follows:

AGREEMENT

1.           Terms.  Capitalized  terms  used herein  and  not otherwise  defined herein shall have the meanings given to such terms in the Credit Agreement.

2.           Amendments  to  Credit  Agreement.     The Credit Agreement is  hereby amended as follows:

(a)           The definition of "Applicable Committed Loan Margin" in Article 1 is hereby amended and restated to read in full as follows:

"Applicable  Committed  Loan Margin"  means the Applicable  LIBOR Committed Loan Margin or the Applicable Reference Rate Committed Margin determined from the following pricing grid based on the current published or private ratings of Guarantor's senior unsecured long term debt, as provided below:

TIER	GUARANTOR'S SENIOR UNSECURED LONG TERM DEBT RATING	APPLICABLE LIBOR COMMITTED LOAN MARGIN (BPS)	FACILITY FEE (BPS PER ANNUM)	APPLICABLE REFERENCE RATE COMMITTED LOAN MARGIN (BPS)
I	BBB+ and/or Baa1 or better	107.5	17.5	7.5
II	BBB and/or Baa2	120	20	20
III	BBB- and/or Baa3	155	25	55
IV	Less than BBB- and/or Baa3	205	25	105

Borrower shall provide to Administrative Agent written evidence of the current rating or ratings on Guarantor's senior unsecured long term debt by any of Moody's, S&P and/or Fitch, if such rating agency has provided to Guarantor a rating on such senior unsecured long term debt, which evidence shall be reasonably acceptable to Administrative Agent; provided, that, at a minimum, Guarantor must provide such a rating from either Moody's or S&P. In the event that Guarantor has a rating on its senior unsecured long term debt provided by (a) both Moody's and S&P, (b) both Moody's and Fitch, (c) both S&P and Fitch, or (d) each of Moody's, S&P and Fitch, and there is a difference in rating between such rating agencies, the Applicable Committed Loan Margin shall be based on the higher rating. Changes in the Applicable Committed Loan Margin shall become effective on the first day following the date on which any of Moody's, S&P or Fitch that has provided Guarantor a rating on Guarantor's senior unsecured long term debt changes such rating. Borrower shall notify Administrative Agent of any such changes in Guarantor's senior unsecured long term debt pursuant to and in accordance with Section 6.4(i) On the Effective Date, the Applicable Committed Loan Margin shall be based on Tier II."

(b)           The  definition of  "Capitalization  Rate"  in  Article 1  IS   hereby amended and restated to read in full as follows:

'"'Capitalization Rate" means (i) with respect to the properties which are located in Core Markets: (A) 6.00% from the Effective Date through the Original Maturity Date and (ii) 6.50% during the Extension Periods (if exercised) and (ii) with respect to the properties which are not located in Core Markets: (A) 6.50% from the Effective Date through the Original Maturity Date and (ii) 6.75% during the Extension Periods (if exercised)."

(c)           The definition of "Maximum  Commitment  Amount" in Article 1 is hereby amended and restated to read in full as follows:

""Maximum Commitment  Amount" means, at any time, an amount equal to Five Hundred Million Dollars ($500,000,000),  subject to increase  pursuant to, and on the terms and subject to the conditions set forth in, Section 2.17, and to decrease pursuant to the provisions of Section 2.7."

              (d)           The definition of "Original  Maturity  Date" in Article  1 is hereby amended and restated to read in full as follows:

"Original Maturity Date" means December 18, 2015."

(e)           The defined term "Core  Markets"  is hereby added to Article 1 to read in full as follows:

"Core  Markets"  shall mean the State of California  and the metropolitan  area of Seattle, Washington."

(f)           Section  2.17.1  of  the Credit  Agreement  is  hereby  amended  and restated to read in full as follows:

""Request for Increase. Subject to the provisions of Section 2.7, on the terms and subject to the conditions set forth in this Section 2.17, Borrower shall have (A) a one time right prior to the Original Maturity Date and (B) a one time right during each of the First Extension Period and the Second Extension Period, by written notice to Administrative Agent, to request an increase in the Maximum Commitment Amount by (i) first permitting any Lender to increase its Commitment (and accordingly increase the Maximum Commitment Amount by such amount), or (ii) thereafter inviting any Eligible Assignee that has previously been approved by Administrative Agent in writing to become a Lender under this Agreement and to provide a commitment to lend hereunder (and accordingly increase the Maximum Commitment Amount by such amount); provided, however, that in no event shall such actions cause the Maximum Commitment Amount to increase above $600,000,000."

                                                    (g)           Section  8.1(k)  of  the  Credit  Agreement  is  hereby  amended  and restated to read in full as follows:

"Borrower, Guarantor or a subsidiary of Borrower or Guarantor defaults (taking into account applicable notice and cure periods, if any) in connection with any credit such Person has with any holder of Indebtedness of such Person, (i) and such default consists of the failure to make a payment when due on one or more obligations that are recourse to Borrower, Guarantor or a subsidiary of Borrower or Guarantor whose outstanding principal amount exceeds $50,000,000 individually or in the aggregate and such default has not been waived by the holder of such Indebtedness, or (ii) as result of such default, one or more obligations that are recourse to Borrower, Guarantor or a subsidiary of Borrower or Guarantor whose outstanding principal amount exceeds $50,000,000 individually or in the aggregate have been accelerated; or

(h)       Clause (iii) of Section 10.5(b) of the Credit Agreement is hereby amended and restated to read in full as follows:

"(iii)  any  assignment  of  a  Commitment  must  be  approved  by  Administrative Agent, the L!C Issuer and the Swing Line Lender (which consent will not be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself a Lender or an Affiliate of a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee);"

(i)        To  give effect to the increase in the Maximum Commitment Amount hereunder, the joinder of the Additional  Lenders and the changes in the Commitments of the Existing Lenders, Schedule 1.1 to the Credit Agreement  is hereby amended and replaced with Schedule 1.1 attached hereto.

3.          Loan Documents. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this First Amendment.

4.         Borrower's Ratification. Borrower agrees that it has no defenses or set- offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

5.         Guarantor  Ratification.    Guarantor  agrees  that it has no defenses  or set- offs against Lenders or their respective officers, directors, employees,  agents or attorneys,  with respect to the Guaranty, which is in full force and effect, and that all of the terms and conditions of the Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  Guarantor hereby ratifies and confirms  its obligations  under the Guaranty  and agrees that the execution  and delivery  of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

6.         Representations  and Warranties.  Borrower hereby represents and warrants to Lenders that:

(a)          The representations  and warranties made in the Credit Agreement, as amended by this First Amendment,  are true and correct in all material respects as of the date hereof;

(b)          After giving effect to this First Amendment,  no Default or Event of Default under the Credit Agreement or the other Loan Documents exists on the date hereof;

(c)          This  First  Amendment  has  been  duly  authorized,  executed  and delivered by Borrower so as to constitute the legal, valid and binding obligations  of Borrower, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy,  reorganization  or other laws  relating to or affecting  the enforcement  of creditors' rights or by general equitable principles;

(d)          The  Joinder Pages to this First Amendment have been duly authorized, executed and delivered by Guarantor; and

(e)          No material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of Borrower, Guarantor or any of their subsidiaries or Affiliates has occurred since the date of the last financial statements of the afore mentioned entities which were delivered to Administrative Agent.

All of the above representations  and warranties  shall survive  the making of this First Amendment.

7.     Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Administrative Agent and its counsel, of the following conditions precedent:

(a)           Borrower shall have delivered to Administrative Agent the following, all of which shall be in form and substance satisfactory to Administrative Agent and shall be duly completed and executed (as applicable):

(i)           This First Amendment;

(ii)           Replacement Notes and the Additional Notes, as more fully set forth in Section 8 below;

(iii)          If requested by Administrative Agent, evidence that the execution, delivery and performance by Borrower and Guarantor, as the case may be, of this First Amendment have been duly authorized, executed and delivered by Responsible Officers of Borrower and Guarantor, as the case may be; and

(iv)         Such additional documents,  certificates  and information  as Administrative Agent may require pursuant to the terms hereof or otherwise reasonably request.

(b)           The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

(c)           After giving effect to this First Amendment,  no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(d)          Borrower shall have paid to Administrative Agent, (i) any fees required to be paid by Borrower to Administrative Agent for its benefit or the benefit of the Lenders in connection with the Increased Commitment Amount as agreed to by Borrower and Administrative Agent; and (ii) all other costs and expenses of Administrative Agent in connection with preparing and negotiating this First, including, but not limited to, reasonable attorney's fees and costs.

8.             Replacement and Additional Notes. Concurrently with the execution and delivery of this First Amendment, Borrower shall execute and deliver (i) to each Existing Lender, a replacement Revolving Note in the face amount of the Increased Commitment of such Existing Lender as set forth on Exhibit A attached hereto and (ii) to each Additional Lender, a Revolving Note in the face amount of the Commitment of such Additional Lender as set forth on Exhibit A attached hereto, in each case in the form of Exhibit G-1 attached to the Credit Agreement. The replacement Revolving Note to the applicable Existing Lender shall evidence any outstanding Loans of such Existing Lender and upon receipt thereof the existing Revolving Note to such Existing Lender shall be cancelled and returned to Borrower.

9.            Joinder by Additional Lenders.  Effective on the Effective Date, each Additional Lender hereby joins in and becomes a party to the Credit Agreement with the Commitment set forth opposite its name on Exhibit A attached hereto, agrees to be bound by the provisions of the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under any other document issued in connection therewith. Each Additional Lender hereby makes and agrees to be bound by all of the terms and conditions set forth in Section 10.5(b) of the Credit Agreement as if it were an assignee of its Commitment under the provisions of Section 10.5 of the Credit Agreement.

10.           Adjusting Payments. As of the Effective Date, Administrative Agent shall notify each Lender as to the adjusting payments which will be required to be made to the outstanding Loans of each Lender in order to give effect to the increase in the Maximum Commitment Amount and the increase to and addition of the individual Commitments of certain Lenders pursuant to this First Amendment so that after such adjusting payments are made each Lender's outstanding Loans evidenced by such Lender's Revolving Note shall be in an amount equal to its Pro Rata Share of all outstanding Loans. On the Effective Date each Lender agrees to pay to the other Lenders the amounts, if any, specified by Administrative Agent in such notice.

11.          Miscellaneous.

(a)          All  terms,  conditions,  provisions and covenants  in the Loan Documents  and all other documents delivered to Administrative  Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this First Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other executed in connection therewith, the terms and provisions hereof shall control.

(b)          Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment  shall neither operate  as a waiver of any right, power or remedy of Administrative  Agent or Lenders under any of the Loan Documents  nor constitute a waiver of any Default or Event of Default thereunder.

(c)          This  First  Amendment constitutes  the entire agreement of  the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(d)          In the event any provisions of this First Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(e)          This First Amendment shall be governed by and construed according to the laws of the State of California, without giving effect to any of its choice of law rules.

(f)           This First Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)           The headings used in this First Amendment are for convenience of reference only, do not form a part of this First Amendment  and shall not affect in any way the meaning or interpretation of this First Amendment.

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IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

BY:	ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, its general partner

	By:	/s/ Jordan E. Ritter
Jordan E. Ritter
Senior Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/Nicolas Zitelli
Nicolas Zitelli, Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer, Swing Line Lender and Lender

By:	/s/ Nicolas Zitelli
Nicolas Zitelli, Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

UNION BANK, N.A.,
as Lender

By:	/s/ Thomas E Little
Thomas E Little
Vice President

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[Signature  Page to First Amendment to Amended and Restated Credit Agreement]

COMERICA BANK, a Texas Banking Association
as Lender

By:	/s/SAM F. MEEHAN
	Name:	SAM F. MEEHAN
	Title:	VICE PRESIDENT

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KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Jason R.Weaver
	Name:	Jason R.Weaver
	Title:	Senior Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

US BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Jeffrey Hoppen
	Name:	Jeffrey Hoppen
	Title:	Senior Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CAPITAL ONE, N.A.
(successor by merger to Chevy Chase Bank, F.S.B.) as Lender

By:	/s/Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

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BANK OF THE WEST,
as Lender

By:	/s/Irina Galiena
	Name:	Irina Galiena
	Title:	Vice President

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BANK OF THE WEST,
as Lender

By:	/s/Benjamin Amayo
	Name:	Benjamin Amayo
	Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/Carl Skanderup
	Name:	Carl Skanderup
	Title:	V.P.

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BANK OF MONTREAL, as Lender

By:	/s/Lloyd Baron
	Name:	Lloyd Baron
	Title:	Vice President

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COMPASS BANK, as Lender

By:	/s/ Brian Tueff
	Name:	Brian Tueff
	Title:	SVP

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CITIBANK, as Lender

By:	/s/John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

HSBC BANK USA, NA, as Lender

By:	/s/Karen Kokame
	Name:	Karen Kokame
	Title:	Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JOINDER PAGE

Essex Property  Trust, Inc., a Maryland corporation, as the "Guarantor" under the Credit Agreement hereby joins in the execution of this First Amendment  to make the affirmations set forth in Section 5 of this First Amendment and to evidence its agreement  to be bound by the. terms and conditions  of this First Amendment applicable to it.  The party executing this Joinder Page on behalf of Guarantor has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of Guarantor.

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, as Guarantor

By:	/s/Jordan E. Ritter
	Name:	Jordan E. Ritter
	Title:	Senior Vice President

EXHIBIT A TO FIRST AMENDMENT

EXISTING LENDERS

Existing Lenders	Original Commitment	Increased Commitment
PNC Bank, National Association	$65,000,000	$75,000,000
Bank of West	$40,000,000	$40,000,000
Union Bank, N.A.	$50,000,000	$60,000,000
Wells Fargo, National Association	$50,000,000	$60,000,000
Capital One, N.A.	$30,000,000	$30,000,000
Comerica Bank	$30,000,000	$30,000,000
US Bank, National Association	$50,000,000	$60,000,000
Keybank, N.A.	$40,000,000	$40,000,000
Compass Bank	$30,000,000	$30,000,000
Bank of Montreal	$40,000,000	$40,000,000
TOTAL:	$425.000.000	$465 000 000

ADDITIONAL  LENDERS

Additional Lenders	Commitment
Citibank	$25,000,000
HSBC Bank USA, N.A.	$10,000,000

A-1

SCHEDULE 1.1 TO CREDIT AGREEMENT
LENDERS' NAMES, COMMITMENTS  AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
PNC Bank, National Association	$75,000,000	15.00%
Bank of West	$40,000,000	8.00%
Union Bank, N.A.	$60,000,000	12.00%
Wells Fargo, National Association	$60,000,000	12.00%
Capital One, N.A.	$30,000,000	6.00%
Comerica Bank	$30,000,000	6.00%
US Bank, National Association	$60,000,000	12.00%
Keybank, N.A.	$40,000,000	8.00%
Compass Bank	$30,000,000	6.00%
Bank of Montreal	$40,000,000	8.00%
Citibank	$25,000,000	5.00%
HSBC Bank USA, N.A.	$10,000,000	2.00%
Total	$500!000!000	100.00%

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